[SHIP]
                            [THE VANGUARD GROUP LOGO]

                      VANGUARD(R) INTERNATIONAL VALUE FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 13, 2004

VANGUARD INTERNATIONAL VALUE FUND ADDS A SECOND INVESTMENT ADVISOR
Effective immediately, Sanford C. Bernstein & Co., LLC (Bernstein), a unit of Alliance Capital Management L.P., will manage about 25%-30% of Vanguard
International   Value  Fund's  assets.   Bernstein  and  the  Fund's  continuing
investment advisor, Hansberger Global Investors, Inc. (HGI), each will independently select and maintain a portfolio of common stocks of foreign companies for the Fund. In addition, similar to other Vanguard funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard) will invest a small percentage of the Fund's assets (currently about 3%) in stock index futures and/or shares of exchange-traded funds. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE
The Fund's investment objective will not change.

FEES AND EXPENSES
The transition to a multimanager structure is not expected to have any measurable impact on the Fund's expense ratio, which was 0.62% for the fiscal year ended October 31, 2003.

PROSPECTUS TEXT CHANGES
In the indicated sections of the prospectus, the following text changes are made:

In the "Fund Profile: Primary Investment Strategies" section, the following text is added to the end of the paragraph:

The Fund employs multiple investment advisors.

In the "Fund Profile" section, under the "Additional Information" heading, the following text changes are made:

Replace the heading "Investment Advisor" with "Investment Advisors" and add the following text:

o    Sanford C. Bernstein & Co., LLC, New York, N.Y., since April 2004
o    The Vanguard Group, Inc., Valley Forge, Pa., since April 2004

                                                                     (continued)

In the "More on the Fund: Security Selection" section, replace the first paragraph with the following paragraph:

The Fund employs multiple investment advisors, each of which is responsible for managing a portion of the Fund's assets. Each advisor independently chooses and maintains a portfolio of common stocks of foreign companies for the Fund. Each advisor employs active investment management methods, which means that securities are bought and sold based on the advisors' evaluations of companies and on the advisors' assessments of the stock market and the economy in general. Each advisor will sell a security when it is no longer considered as attractive as an alternative investment.

While each advisor uses different processes to select securities, under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by foreign companies.

In managing its portion of Vanguard International Value Fund--currently about 70%-75% of Fund assets--Hansberger Global Investors, Inc. (HGI) employs an intensive fundamental approach to selecting stocks. HGI seeks to identify stocks with a market value that is believed to be less than a company's intrinsic value, based on its long-term potential.

Add the following paragraphs to the "More on the Fund: Security Selection" section, immediately after the text about HGI:

In managing its portion of Vanguard International Value Fund--currently about 25%-30% of Fund assets--Sanford C. Bernstein & Co., LLC, a unit of Alliance Capital Management L.P., (Bernstein), employs a bottom-up, research-driven, and value-based equity investment philosophy in selecting stocks. The firm seeks to buy the greatest amount of long-term earnings for the most attractive price. It relies on deep investment research capabilities to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction.

Research-driven security selection is the primary driver of performance for Bernstein. The firm's investment process starts from a broad universe of companies outside the United States in both developed and emerging markets. Bernstein screens this universe with a proprietary quantitative return model to identify the companies that have the most attractive valuation and success attributes. The firm's analysts then subject the most attractively ranked stocks to in-depth field and financial analysis.

Bernstein's analysts utilize in-depth research of companies and industries to produce detailed forecasts of earnings, balance sheet strength, and cash flows for three- to five- year periods. A group of senior investment professionals then challenges the analysts' estimates, forecasts and conclusions for consistency and robustness. Once the companies with the most attractive business prospects and highest expected returns have been identified, Bernstein's portfolio managers select approximately 130 to 155 stocks for inclusion in the portfolio.

Bernstein identifies "sell" candidates from companies with reduced attractiveness relative to the median of the firm's investment universe. This typically occurs either when a stock has appreciated to Bernstein's forecast of fair value or when a company's fundamentals or business prospects have deteriorated sufficiently to cause Bernstein to lose confidence in the stock's performance potential. This disciplined sell process allows the advisor to continually reinvest in its best investment ideas.

The Vanguard Group (Vanguard) manages a small portion (currently about 3%) of the Fund's assets to facilitate cash flows to and from the other advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see OTHER INVESTMENT POLICIES AND RISKS.

In the "More on the Fund: Other Investment Policies and Risks" section, the following paragraph is added to the end of the section:

Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER(R) Shares issued by Vanguard stock index funds. The advisor may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in VIPER Shares of other Vanguard funds. Fund assets invested in VIPER Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Replace the heading "Investment Advisor" with "Investment Advisors" and amend the section as follows:

Add the following paragraph immediately after the heading:

The Fund uses a multimanager approach to invest assets. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the board of trustees. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Delete the last sentence of the first paragraph regarding HGI.

Add the following paragraphs immediately before the paragraph discussing the advisors' selection of broker-dealers:

Sanford C. Bernstein & Co., LLC, 1345 Avenue of the Americas, New York, N.Y. 10105, is a registered investment advisor and a unit of Alliance Capital Management L.P. As of December 31, 2003, Bernstein's International Value team managed more than $45 billion in assets. The Fund will pay Bernstein on a quarterly basis. The quarterly fee will be based on certain annual percentage rates applied to the average net assets of the Fund that are managed by the advisor over the period. In addition, the quarterly fee paid to the advisor may


                                                                   (over please)
be increased or decreased based on the advisor's performance as compared to that of a benchmark index. For these purposes, the cumulative total return of the advisor's portion of the Fund over a trailing 60-month period will be compared with that of the MSCI All Country World Index ex US (excluding the United States) over the same period. Note that this performance fee structure will not be in full operation until April 30, 2009; before then, the advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information.

The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor through its Quantitative Equity Group. As of December 31, 2003, Vanguard's Quantitative Equity Group served as advisor for about $263 billion in assets. Vanguard provides services to the Fund on an at-costs basis. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.

Replace the Plain Talk(R) titled "The Fund's Advisor" with the following text:

                                PLAIN TALK ABOUT
                               The Fund's Advisors

The managers primarily responsible for overseeing the Fund's investments are:

o AUREOLE L. W. FOONG, Managing Director of Asian Research at HGI. He has worked in investment management since 1989; has been with HGI since 1997; and has managed the Fund since 2000. Education: B.S. and M.B.A., University of Southern California at Los Angeles.
o RONALD HOLT, Managing Director of Research at HGI. He has worked in investment management since 1991; has been with HGI since 1997; and has managed the Fund since 2000. Education: B.A., Columbia University; M.B.A., Stern School of Business at New York University.
o HENRY S. D'AURIA, CFA, Co-Chief Investment Officer--International Value Equities and Chief Investment Officer--Emerging Markets Value Equities, at Bernstein; has worked in investment management since 1983; has managed portfolio investments for Bernstein since 1991; and has managed the Fund since April 2004. Education: B.A., Trinity College.
o KEVIN F. SIMMS, CFA, Co-Chief Investment Officer--International Value Equities and Director of Research--Global and International Value Equities, at Bernstein; has worked in investment management since he joined Bernstein in 1992; and has managed the Fund since April 2004. Education: B.S.B.A., Georgetown University; M.B.A., Harvard Business School.
o    GEORGE U.  SAUTER,  Managing  Director  and  Chief  Investment  Officer  of
     Vanguard. He has worked in investment management since 1985; has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; and has managed the Fund since April 2004. Education: A.B., Dartmouth College; M.B.A., University of Chicago.


(C)2004 The Vanguard Group, Inc. All rights reserved.                PS46 042004
Vanguard Marketing Corporation, Distributor.

                                     [SHIP]
                            [THE VANGUARD GROUP LOGO]

                        VANGUARD(R) TRUSTEES' EQUITY FUND
              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 13, 2004

VANGUARD INTERNATIONAL VALUE FUND ADDS A SECOND INVESTMENT ADVISOR
Effective immediately, Sanford C. Bernstein & Co., LLC, (Bernstein) a unit of Alliance Capital Management L.P., will manage about 25%-30% of Vanguard
International Value Fund's assets. Bernstein and the Fund's continuing investment advisor, Hansberger Global Investors, Inc. (HGI), each independently selects and maintains a portfolio of common stocks of foreign companies for the Fund. In addition, similar to other Vanguard funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard) will invest a small percentage of the Fund's assets (currently about 3%) in stock index futures and/or shares of exchange-traded funds. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES
In the "Investment Advisory Services" section, the following text changes are made:

Add the following text immediately after the heading "Investment Advisory Services":

The Fund employs a multimanager approach, using two primary investment advisors to manage the bulk of its assets and Vanguard's Quantitative Equity Group to manage investments that facilitate cash flows to and from the other advisors. All of the Fund's advisors discharge their responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

HANSBERGER GLOBAL INVESTMENTS, INC.

Add the following text immediately after the initial paragraph describing HGI:

HGI, a Delaware corporation, is a wholly-owned subsidiary of Hansberger Group, Inc. (Group Inc.), which also is a Delaware corporation. The following persons own 10% or more of Group Inc.: Thomas L. Hansberger; SLW Family L.P., a Delaware limited partnership; and CDC IXIS Asset Management North America L.P., a Delaware limited partnership.

Add  the  following  text   immediately   after  the  section   entitled  "Index
Performance":

SANFORD C. BERNSTEIN & Co., LLC
Vanguard International Value Fund entered into an investment advisory agreement with Sanford C. Bernstein & Co., LLC, (Bernstein) 1345 Avenue of the Americas, New York, New York 10105. As of December 31, 2003, Bernstein's International Value team managed more than $45 billion in assets. Bernstein is a registered investment advisor and is an indirect, wholly-owned subsidiary of Alliance Capital Management L.P. (Alliance). Alliance is a Delaware limited partnership of which Alliance Capital Management Corporation (ACMC), an indirect wholly-owned subsidiary of AXA Financial, Inc. (AXA Financial) is the general partner. At September 30, 2003, Alliance Capital Management Holding L.P. (Alliance Holding) owned approximately 30.9% of the outstanding units of limited partnership interest in Alliance (Alliance Units). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. in the form of units (Alliance Holding Units). At September 30, 2003, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 1.9% of the outstanding Alliance Holding Units and 55.1% of the outstanding Alliance Units, representing an approximate 55.6% economic interest in Alliance. AXA Financial is a wholly-owned subsidiary of AXA, a financial service organization.

Bernstein manages the investment and reinvestment of the portion of the Fund's assets that the board of trustees determines to assign to Bernstein (the Bernstein Portfolio). In this capacity, Bernstein continuously reviews, supervises, and administers the Bernstein Portfolio. Bernstein will invest or reinvest such assets in foreign stocks. Bernstein discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund. Under the investment advisory agreement between the Fund and Bernstein, the Fund pays Bernstein at the end of each of the Fund's fiscal quarters an adjusted fee equal to a base fee plus (or minus) a performance-based adjustment. The base fee is calculated by multiplying the following Annual Percentage Rates to the Bernstein Portfolio's average month-end net assets for the quarter, and dividing the result by four.

------------------------------------------------------------
NET ASSETS                                      ANNUAL RATE
------------------------------------------------------------
First $1.0 billion                                   0.220%
Next $1.5 billion                                    0.180%
Over $2.5 billion                                    0.160%
------------------------------------------------------------

The base fee, as provided above, may be increased or decreased by applying a performance fee adjustment based on the investment performance of the Bernstein Portfolio relative to the investment performance of the Morgan Stanley Capital International All Country World Index ex USA (United States, the Index). The performance adjustment for each fiscal quarter of the Fund shall be calculated by multiplying the appropriate Adjustment Percentage (shown below) to the Annual Percentage Rate applied to the average of the month-end net assets of the Bernstein Portfolio over the previous 60 months, and dividing the result by four. The Adjustment Percentage for each fiscal quarter of the Bernstein Portfolio shall be determined by applying the following performance adjustment schedule to the cumulative performance of the Bernstein Portfolio relative to the Index over the trailing 60-month period applicable to such fiscal quarter.


---------------------------------------------------------------------------------------------
CUMULATIVE 60-MONTH PERFORMANCE OF THE
BERNSTEIN PORTFOLIO VERSUS THE INDEX                                 ADJUSTMENT PERCENTAGE
---------------------------------------------------------------------------------------------
Exceeds by more than +15%                                                             +60%
Exceeds by more than 0% up to and including +15%        Linear increase between 0% to +60%
Trails by -15% up to and including 0%                   Linear decrease between -60% to 0%
Trails by more than -15%                                                              -60%
---------------------------------------------------------------------------------------------

The adjustment will not be fully incorporated into the determination of the adjusted fee until the fiscal quarter ended April 30, 2009. Until that date, the following transition rules will apply:

(a) APRIL 19, 2004 THROUGH JANUARY 31, 2005. The adjusted fee will be deemed to equal the base fee. No performance adjustment will apply to the calculation of the adjusted fee during this period.

(b) FEBRUARY 1, 2005 THROUGH APRIL 30, 2009. Beginning February 1, 2005, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between April 30, 2004, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the Bernstein Portfolio, as determined for a period commencing May 1, 2004, and ending as of the end of the applicable fiscal quarter of the Fund. During this period, the performance adjustment will be calculated using the cumulative performance of the Bernstein Portfolio and the Index for a period commencing May 1, 2004 and ending as of the end of the applicable fiscal quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since April 30, 2004, divided by 60.

(c) ON AND AFTER APRIL 30, 2009. The adjusted fee will be equal to the base fee plus the performance adjustment.

The following special rules apply to Bernstein's compensation:

(a) BERNSTEIN PORTFOLIO UNIT VALUE. The "Bernstein Portfolio Unit Value" shall be determined by dividing the total net assets of the Bernstein Portfolio by a given number of units. The number of units in the Bernstein Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the Investment Advisory Agreement (April 19, 2004); provided, however, that as assets are added to or withdrawn from the Bernstein Portfolio, the number of units in the Bernstein Portfolio shall be adjusted based on the unit value of the Bernstein Portfolio on the day such changes are executed.

(b) BERNSTEIN PORTFOLIO PERFORMANCE. The investment performance of the Bernstein Portfolio for any period, expressed as a percentage of the Bernstein Portfolio Unit Value at the beginning of the period, will be the sum of: (i) the change in the Bernstein Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the Bernstein Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (iii) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the Bernstein Portfolio, expressed as a percentage of the Bernstein Portfolio Unit Value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the Bernstein Portfolio, of dividends per unit of the Bernstein Portfolio paid from investment income, and of capital gains taxes per unit of the Bernstein Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the Bernstein Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the Bernstein Portfolio Unit Value will be determined net of all fees and expenses of the Fund attributable to the Bernstein Portfolio. Thus, the performance of the Bernstein Portfolio will be net of all fees and expenses of the Fund attributable to the Bernstein Portfolio when compared to the Index.

(c) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (i) the change in the level of the Index during such period, and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by the Index provider.

(d) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Bernstein Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the U.S. Securities and Exchange Commission.

I. THE FOLLOWING EXAMPLES SERVE AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE.

Assume the adjusted fee for the fiscal quarter ending April 30, 2009 is being calculated, the transition rules described above are not in effect, and the month-end net assets of the Bernstein Portfolio over the rolling 60-month period applicable to such fiscal quarter are as follows:


-------------------------------------------------------------------------------------------------------------
                         MONTH-END NET ASSETS OF BERNSTEIN PORTFOLIO ($ MILLION)
-------------------------------------------------------------------------------------------------------------
            Jan     Feb     Mar     April     May     June     July     Aug     Sep     Oct     Nov     Dec
---------- ------- ------- ------- --------- ------- -------- ------- -------- ------- ------ -------- ------
2004                                          501      502     503      504     505     506     507     508
---------- ------- ------- ------- --------- ------- -------- ------- -------- ------- ------ -------- ------
2005        509     510     511      512      513      514     515      516     517     518     519     520
---------- ------- ------- ------- --------- ------- -------- ------- -------- ------- ------ -------- ------
2006        521     522     523      524      525      526     527      528     529     530     531     532
---------- ------- ------- ------- --------- ------- -------- ------- -------- ------- ------ -------- ------
2007        533     534     535      536      537      538     539      540     541     542     543     544
---------- ------- ------- ------- --------- ------- -------- ------- -------- ------- ------ -------- ------
2008        545     546     547      548      549      550     551      552     553     554     555     556
---------- ------- ------- ------- --------- ------- -------- ------- -------- ------- ------ -------- ------
2009        557     558     559      560
-------------------------------------------------------------------------------------------------------------

Also, assume the cumulative performance of the Bernstein Portfolio over the rolling 60-month period applicable to such fiscal quarter is +17.5%, and the cumulative performance of the Index over such period is +10.0%. Thus, the excess return of the Bernstein Portfolio over the applicable period is +7.5%. The adjusted fee payable by the Fund to the Advisor for the fiscal quarter ending April 30, 2009 would be $394,982.50 and is calculated as follows:

a. BASE FEE OF $307,450.00, CALCULATED AS FOLLOWS. The average month-end net assets of the Bernstein Portfolio over the fiscal quarter ending April 30, 2009 ($559,000,000), with an Annual Percentage Rate of (0.22%) applied. Therefore, the base fee is equal to:


                              Base Fee = (a X b) /4

       Where:

     a = Average month-end net assets over the fiscal quarter ending April 30, 2009, calculated as follows:

         ($558,000,000 + $559,000,000 + $560,000,000) / 3 = $559,000,000

     b = Annual Percentage Rate applied to average month end net assets = 0.22%

               Base Fee = ($559,000,000 X 0.22%) / 4 = $307,450.00

b. PERFORMANCE ADJUSTMENT OF +$87,532.50, CALCULATED AS FOLLOWS. The average month-end net assets of the Bernstein Portfolio over the rolling 60-month period applicable to the fiscal quarter ending April 30, 2009 are $530,500,000. The excess return of the Bernstein Portfolio (+17.5%) over the Index (+10.0%) over such period is +7.5%. An excess return of +7.5%, when applied to the performance adjustment schedule, corresponds to an excess return of 0% up to and including +15%, which corresponds to an Adjustment Percentage of +30.0%. The performance adjustment percentage is calculated as follows:


              Performance Adjustment Percentage = [(c / d) X e]

       Where:

     c = Excess return over the performance period = +7.5%

     d = Maximum excess return for appropriate performance range = +15.0%

     e = Maximum Adjustment Percentage for appropriate performance range =+60%

         Performance adjustment percentage = (7.5%/15.0%) X +60% = 30.0%

            Therefore, the performance adjustment = [(f X g) X h] / 4

     f = performance adjustment percentage = 30.0%

     g = Annual Percentage Rate applied to average month end net assets = 0.22%

     h = Average month-end net assets for the 60-months ended April 30, 2009 = $530,500,000

   Performance adjustment = [(30.0% X 0.22%) X $530,500,000] / 4 = +$87,532.50

c.       AN ADJUSTED FEE OF $394,982.50, CALCULATED AS FOLLOWS:

                              Adjusted Fee = i + j
       Where:

     i = Base fee = $307,450.00

     j = performance adjustment = $87,532.50

              Adjusted Fee = $307,450.00 + $87,532.50 = $394,982.50

d. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the Bernstein Portfolio and the Index are treated in a symmetrical manner, such as in the example.

II. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE DURING THE TRANSITION PERIOD.

Assume that the advisor's compensation is being calculated for the fiscal quarter ended October 31, 2006 and the month-end net assets of the Bernstein Portfolio over the 30-month period applicable to such fiscal quarter are as follows:

-------------------------------------------------------------------------------------------------------------
                         MONTH-END NET ASSETS OF BERNSTEIN PORTFOLIO ($ MILLION)
-------------------------------------------------------------------------------------------------------------
            Jan     Feb     Mar     April     May     June     July     Aug     Sep     Oct     Nov     Dec
---------- ------- ------- ------- --------- ------- -------- ------- -------- ------- ------ -------- ------
2004                                          501      502     503      504     505     506     507     508
---------- ------- ------- ------- --------- ------- -------- ------- -------- ------- ------ -------- ------
2005        509     510     511      512      513      514     515      516     517     518     519     520
---------- ------- ------- ------- --------- ------- -------- ------- -------- ------- ------ -------- ------
2006        521     522     523      524      525      526     527      528     529     530
-------------------------------------------------------------------------------------------------------------

Also, assume the cumulative performance of the Bernstein Portfolio over the 30-month period applicable to the October 31, 2006 fiscal quarter is +13.75%, and the cumulative performance of the Index over such period is +10.0%. Thus, the excess return of the Bernstein Portfolio over the applicable period is +3.75%. The adjusted fee payable by the Fund to the Advisor for the fiscal quarter ending October 31, 2006, would be $333,478.75 and is calculated as follows:

a. BASE FEE OF $290,950.00, CALCULATED AS FOLLOWS. The average month-end net assets of the Bernstein Portfolio over the fiscal quarter ending October 31, 2006 ($529,000,000), when applied to the Annual Percentage Rate of (0.22%). Therefore, the base fee is equal to:

                             Base Fee = (a X b) / 4
       Where:

     a = Average month-end net assets over the fiscal quarter ending October 31, 2006, calculated as follows:

         ($528,000,000 + $529,000,000 + $530,000,000) / 3 = $529,000,000

     b = Annual Percentage Rate applied to average month end net assets = 0.22%

               Base Fee = ($529,000,000 X 0.22%) / 4 = $290,950.00

b. PERFORMANCE ADJUSTMENT OF +$42,528.75, CALCULATED AS FOLLOWS. The average month-end net assets of the Bernstein Portfolio over the performance period (May 1, 2004 to October 31, 2006) are $515,500,000. The excess return of the Bernstein Portfolio (+13.75%) over the Benchmark (+10.0%) over such period is +3.75%. An excess return of +3.75%, when applied to the performance adjustment schedule, corresponds to a relative performance of 0% and up to and including +15%, which corresponds to an Adjustment Percentage of +15.0%, calculated as follows:

                      Adjustment Percentage = ([c / d] X k)

       Where:

     c = Percentage amount by which the performance of the Portfolio has exceeded the Benchmark = +3.75%

     d = Maximum Transition Period excess return for appropriate performance range, determined as follows:

                                 ([e / f)] X g)

       Where:

     e = Number of months elapsed from April 30, 2004 to October 31, 2006 = 30

     f = Number of months in full rolling performance period = 60

     g = Maximum excess return for appropriate performance range = +15.0%

     d = [(30/60) X +15.0%] = +7.5%

       Maximum Transition Period Adjustment Percentage = [(e / f) X h] = k

       Where:

     e = Number of months elapsed from April 30, 2004 to October 31, 2006 = 30

     f = Number of months in full rolling performance period = 60

     h = Maximum Adjustment Percentage for the appropriate performance range = +60%

      Maximum Transition Period Adjustment Percentage = [(30/60) X +60%] =
                                   +30.0% = k

              Adjustment Percentage = [(c / d) X k] = l, therefore,
                           [(+3.75%/+7.5%) X +30.0%] =
                                   +15.0% = l

       Therefore, the Performance Adjustment is equal to [(l X m) X n] / 4

       Where:

     l = Adjustment Percentage = +15.0%

     m = Annual Percentage Rate applied to average month-end net assets = 0.22%

     n = Average month-end net assets for the transition period ended October 31, 2006, (= $515,500,000)

  Performance adjustment = [(+15.0% X 0.22%) X $515,500,000] / 4 = +$42,528.75



c. AN ADJUSTED FEE OF $333,478.75, CALCULATED AS FOLLOWS:

                              o + p = adjusted fee
       Where:

     o = Base fee = $290,950.00

     p = performance adjustment = $42,528.75

              Adjusted Fee = $290,950.00 + $42,528.75= $333,478.75

d. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the Bernstein Portfolio and the Index are treated in a symmetrical manner, such as in the example.

Replace the paragraph entitled "DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS" with the following text:

The Fund's current agreements with its external advisors are renewable for successive one-year periods (the initial agreement with Sanford C. Bernstein & Co., LLC is in effect until April 19, 2006, and renewable for successive one-year periods thereafter), only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60 days' written notice (thirty (30) days' for Bernstein)) to the advisor, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the advisor upon ninety (90) days' written notice to the Fund.

Remove the paragraph entitled "CONTROL OF THE ADVISOR".

Add the following text to the last paragraph of the section entitled "BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS" and immediately before the section entitled "PORTFOLIO TRANSACTIONS":

          In addition to continuing the Fund's current investment advisory agreement with Hansberger Global Investors, Inc, the board also determined that it would be in the best interest of the Fund's shareholders to adopt a multimanager structure and add Sanford C. Bernstein & Co., LLC (Bernstein) as investment advisor. In considering whether to approve the advisory agreement with Bernstein:

o The board reviewed Bernstein's short-term and long-term performance for similar investment mandates.
o The board decided that the advisory fee to be paid by the Fund was reasonable, based on the average advisory fee for the Fund's Lipper peer group.
o The board evaluated Bernstein's investment staff and portfolio management process.
o The Board concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund and its shareholders was to approve the agreement and hire Bernstein as part of the Fund's multi-manager structure.



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Vanguard Marketing Corporation, Distributor.                         BS46 042004